EXHIBIT 10.71
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                                                                 EXECUTION COPY







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                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                               CERES ORGANICS, LLC

                      A DELAWARE LIMITED LIABILITY COMPANY



                               AS OF JULY 2, 2001

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THE SECURITIES THAT ARE THE SUBJECT OF THIS CERES ORGANICS, LLC LIMITED
LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE MICHIGAN UNIFORM SECURITIES ACT AND ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.

                               CERES ORGANICS, LLC

                       LIMITED LIABILITY COMPANY AGREEMENT

         This Limited Liability Company Agreement (the "Agreement") is dated as of July 2, 2001 and is between and among the persons set forth on Exhibit A (each a "Member" and collectively the "Members").

         WHEREAS, the Members have caused a Certificate of Formation for Ceres Organics, LLC (the "Company") to be filed with the Secretary of State of Delaware, and they intend to form a limited liability company in accordance with the Delaware Limited Liability Company Act, Chapter 18, Title 6, Delaware Code,
Section 18-101 ET. SEQ. (the "Act"); and

         WHEREAS, the Members wish to provide for the operation and management of the Company for the purposes stated in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants, promises and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I

                            FORMATION OF THE COMPANY

         SECTION 1.1. FORMATION.

         The Members acknowledge that a Certificate of Formation for the Company was filed on their behalf with the Delaware Secretary of State as of July 3, 2001. Each Member agrees to be bound by and comply with the provisions of that Certificate of Formation and this Agreement.

         SECTION 1.2. NAME.

         The name of the Company will be "Ceres Organics, LLC" or any other name that the Members may select from time to time.

         SECTION 1.3. REGISTERED OFFICE AND AGENT FOR SERVICE OF PROCESS.

         The registered office and the Company's resident agent for service of process in the State of Delaware will be The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

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         SECTION 1.4. PURPOSE AND CHARACTER OF BUSINESS.

         The Company has been organized for the purpose of engaging in all lawful activities that are or may become reasonably necessary or useful to the Company or its Members as determined by the Members, and in particular to be a supplier of certified organic semolina flour, durum patent flour, durum wheat, other pasta wheat-based flours and products (the "Business").

         SECTION 1.5. POWERS.

         The Company will have all powers that are lawful and necessary or convenient to carry out its purpose as described above in section 1.4. Except as otherwise expressly provided in this Agreement, no Member will have any authority to act for, to bind, to commit or to assume any obligation or responsibility on behalf of the Company, its properties or any other Member.

         SECTION 1.6. DURATION.

         The Company is to have perpetual existence, unless sooner dissolved by agreement of the Members or by operation of law.

         SECTION 1.7. FILINGS, REPORTS AND FORMALITIES.

         The Managers will cause the Company to make all filings and to submit all reports required under the Act with respect to the Company. The Managers will also cause the Company to make any filings or to take any actions required of the Company under the laws of each jurisdiction where the Company conducts its business. The Company will comply with all requirements necessary to maintain the limited liability of the Company's Members under Delaware law and under the laws of each jurisdiction in which the Company does its business.

                                   ARTICLE II

                                     MEMBERS

         SECTION 2.1. REPRESENTATIONS BY THE MEMBERS.

         To induce the other Member to enter into this Agreement, each Member represents and warrants to the other Member that, as of the date of this
Agreement:

                  SECTION 2.1.1. Its execution and delivery of this Agreement and its performance of all obligations under this Agreement do not and will not result in a breach, violation or default under any agreement, commitment, order, judgment or decree by which it or any of its properties are bound, or any statute, regulation, order or other law to which it is subject;

                  SECTION 2.1.2. It is capable, financially and in all other respects, of fulfilling its responsibilities under this Agreement; and

                  SECTION 2.1.3. This Agreement is binding upon and enforceable against it in accordance with the Agreement's terms.

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         SECTION 2.2. NEW MEMBERS.

         After the filing of the Company's original Certificate of Formation, a person or entity may be admitted as an additional Member upon the unanimous written consent of the Members provided that all new Members consent to be bound by all the terms and conditions of this Agreement and execute a counterpart.

         SECTION 2.3. RESTRICTIONS ON TRANSFER.

         No Member will sell, transfer, pledge, make a gift of, encumber or otherwise dispose of or assign any or all of its interest in the Company without the prior written consent of all the other Members except as set forth in section 4.6.

         SECTION 2.4. RIGHTS OF CREDITOR AGAINST A MEMBER.

         On application to a court of competent jurisdiction by any judgment creditor of a Member, the court may charge the membership interest of the Member with payment of the unsatisfied amount of the judgment with interest. To the extent so charged, the judgment creditor has only the rights of an assignee of the membership interest. This Agreement shall not deprive any Member of the benefit of any exemption laws applicable to the Member's membership interest.

         SECTION 2.5. ANNUAL MEETINGS.

         An annual meeting of the Members shall be held at such time and on such date as shall be fixed by the Managers commencing with the calendar year after the year in which the Agreement is executed. The purpose of the meeting shall be to elect the Managers and Officers and the transaction of such other business as may come prior to the meeting. If the election of the Managers or the Officers shall not be held on the date designated herein for the annual meeting of the Members, or at the adjournment thereof, the Managers shall cause the election to be held at a special meeting of the Members as soon thereafter as may be convenient.

                  SECTION 2.5.1. Failure to hold the annual meeting at the designated time shall not work a forfeiture or dissolution of the Company.

                  SECTION 2.5.2. At the first annual meeting of Members and at each annual meeting thereafter, the Members shall elect the Managers and Officers to hold office until the next succeeding annual meeting.

         SECTION 2.6. SPECIAL MEETINGS.

         Special meetings of the Members may be called by the Managers or by unanimous consent of the Members entitled to vote at the meeting, or by such other persons as may be provided in the Certificate of Formation.

         SECTION 2.7. PLACE OF MEETINGS.

         The Managers may determine whether meetings of Members shall be held:
(i) at the principal office of the Company; (ii) by means of remote communication; or (iii) at

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such other place, if any, whether within or outside of the State of Delaware, as may be named in the notice of meeting provided to the Members.

         SECTION 2.8. NOTICE OF MEMBERS' MEETINGS.

                  SECTION 2.8.1. Except where some other notice is required by law, notice by a form of electronic transmission consented to by the Member to whom the notice is given or written notice of each meeting of Members, stating the place, if any, date and hour of the meeting, the means of remote communications, if any, by which the Members may be deemed to be present in person and vote at such meeting, and, in case of a special meeting, the purpose for which the meeting is called shall be delivered not less than ten days nor more than fifty days before the date of the meeting, either personally, by mail or electronic mail, by or at the direction of the Managers or person calling the meeting to each Member of record entitled to vote at such meeting.

                  SECTION 2.8.2. Notice to Members, if mailed, shall be deemed delivered as to any Member when deposited in the United States mail, addressed to the Member, with postage prepaid, but, if three successive letters mailed to the last-known address of any Member are returned as undeliverable, no further notices to such Member shall be necessary until another address for such Member is made known to the Company.

                  SECTION 2.8.3. Notice to Members, if sent by electronic transmission, shall be deemed delivered as to any Member provided that any such electronic transmission sets forth or is delivered with information from which the Company can determine the date on which such electronic transmission was transmitted and that it was sent to the electronic address the Member provided to the Company.

                  SECTION 2.8.4. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty days, a notice of the adjourned meeting shall be given to each Member entitled to vote at the meeting.

         SECTION 2.9. WAIVER OF NOTICE.

                  SECTION 2.9.1. When any notice is required to be given to any Member of the Company under the provisions of the Certificate of Formation or this Agreement, a waiver thereof in writing signed by the person entitled to such notice or a waiver by electronic transmission by the person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice.

                  SECTION 2.9.2. By attending a meeting, a Member:

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                           2.9.2.1. Waives objection to lack of notice or
                           defective notice of such meeting unless the Member, at the beginning of the meeting, objects to the holding of the meeting or the transacting of business at the meeting; and

                           2.9.2.2. Waives objection to consideration at such meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the Member objects to considering the matter when it is presented.

         SECTION 2.10. VOTING RECORD.

         The person having charge of the membership records of the Company shall prepare and make, at least ten days before every meeting of Members, a complete record of the Members entitled to vote at the meeting, arranged in alphabetical order and showing the address of each Member. Such record shall be open to the examination of any Member, for any purpose germane to the meeting, during usual business hours, for a period of at least ten days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during usual business hours, at the principal place of business of the Company. The original membership records shall be the only evidence as to the identity of the Members entitled to examine the record or transfer books or to vote at any meeting of Members.

         SECTION 2.11. QUORUM OF MEMBERS - VOTE REQUIRED.

         Unless otherwise provided in the Certificate of Formation, all Members entitled to vote shall constitute a quorum at the meeting of Members. If a quorum is present, the unanimous affirmative vote of the Members represented at the meeting and entitled to vote on the subject matter shall be the act of the Members. If a quorum is not represented at any meeting of the Members, such meeting may be adjourned for a period not to exceed sixty days at any one adjournment.

         SECTION 2.12. VOTING OF MEMBERSHIPS BY CERTAIN MEMBERS.

                  SECTION 2.12.1. Membership standing in the name of a corporation may be voted by such officer, agent or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine. If a Member is a corporation, trust, or other entity and is dissolved or terminated, the powers of that Member may be exercised by its legal representative or successor.

                  SECTION 2.12.2. If a Member who is an individual dies or a court of competent jurisdiction adjudges the Member to be incompetent to manage the Member's person or the Member's property, the Member's executor, administrator, guardian, conservator, or other legal representative may exercise all of the Member's rights for the purpose of settling the Member's estate or administering the Member's property.

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                  SECTION 2.12.3. A Member whose shares are pledged shall be entitled to vote such membership until the membership has been transferred into the name of the pledgee. No transfer to a pledgee may occur without the unanimous consent of the remaining Members.

         SECTION 2.13. INFORMAL ACTION BY MEMBERS.

                  SECTION 2.13.1. Unless the Certificate of Formation provides otherwise, action required or permitted to be taken at a Members' meeting may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by each Member entitled to vote. Action taken under this subsection 2.13.1 is effective when all Members entitled to vote have signed the consent, unless the consent specifies a different effective date. Any copy, facsimile, electronic transmission or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original could be used, provided that such copy, facsimile, electronic transmission or other reproduction shall be a complete reproduction of the entire writing.

                  SECTION 2.13.2. A telegram, cablegram or other electronic transmission consenting to an action taken and transmitted by a Member or a person authorized to act for a Member, shall be deemed to be written, signed and dated for the purposes of this subsection 2.13.2, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Company can determine (i) that the telegram, cablegram or other electronic transmission was transmitted by the Member or by a person authorized to act for the Member and (ii) the date on which such Member or authorized person transmitted such telegram, cablegram or other electronic transmission. The date on which such telegram, cablegram or other electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Secretary of the Company.

                  SECTION 2.13.3. Unanimous written consent of the Members entitled to vote has the same force and effect as a unanimous vote of such Members and may be stated as such in any document.

         SECTION 2.14. VOTING BY BALLOT.

         Voting on any question or in any election may be by voice vote unless the presiding officer shall order or any Member shall demand that voting be by ballot.

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         SECTION 2.15. RESPONSIBILITIES OF MEMBERS.

         The day-to-day business and affairs of the Company shall be allocated among the Members as follows (or as otherwise determined by the Managers):

                  SECTION 2.15.1. ANNIE'S RESPONSIBILITIES. Annie's Homegrown, Inc. ("Annie's") shall be responsible for providing the following day-to-day services for the Company: the financial, accounting, marketing and administrative aspects, including billing customers, paying vendors, overseeing licensing, certification, taxation, legal, and certain selling and marketing tasks as mutually agreed upon by all Members. Upon execution of this Agreement and on behalf of the Company, Annie's shall:

                           2.15.1.1. Proceed to collect the remaining receivables that the Company assumes from Ceres Organic Harvest, Inc. ("Ceres") and all on-going receivables;

                           2.15.1.2. Pay the payables and other liabilities that the Company assumes from Ceres, which shall be no greater than $125,000, and all on-going payables and liabilities; and

                           2.15.1.3. Prepare an opening balance sheet, attached as Exhibit B, setting forth the assets and liabilities on which the Company's working capital is based (the "Opening Balance Sheet").

                  SECTION 2.15.2. CERES' RESPONSIBILITIES. Ceres shall be responsible for providing the following day-to-day services for the Company: the sourcing, manufacturing, marketing and quality control aspects, including purchasing, logistics, overseeing production, inspection, maintaining compliance with organic certification rules and regulations, quality control and certain selling and marketing tasks as mutually agreed upon by all Members.

                  SECTION 2.15.3. MANAGEMENT FEES. Each Member is entitled to receive management fees to fully reimburse it for all services and out-of-pocket costs rendered on behalf of the Company. Each Member shall submit a monthly management fee invoice to the Company for all agreed, out-of-pocket costs and relevant management services rendered by such Member, including but not limited to consulting, management, accounting services, rent and licenses, at cost on a pro-rated basis of percentage of use. The other Member shall approve each monthly management fee invoice submitted by a Member prior to payment by the Company.

                  SECTION 2.15.4. PAYMENT FOR BORROWING COSTS. If the Managers determine at any time that additional funds are needed to meet the expenses and obligations of the Company, Annie's shall have the right to lend the Company the amount of the additional funds needed by establishing a revolving line of credit in the Company's favor (the

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                  "Revolving Loans"), pursuant to the Revolving Line of Credit
                  Agreement, Revolving Demand Note and Security Agreement attached as Exhibits C, D and E respectively. The Company agrees to repay all Revolving Loans under the following terms and conditions:

                           2.15.4.1. All Revolving Loans that Annie's makes to the Company shall bear interest at a rate mutually agreed upon by the Members and Annie's at the time such Revolving Loans are made; and

                           2.15.4.2. Annie's shall submit to the Company a monthly invoice for Annie's borrowing costs on any such Revolving Loans and the Company shall remit such payment on the last day of the following month.

                                  ARTICLE III

                            MANAGEMENT OF THE COMPANY

         SECTION 3.1. MANAGERS.

         The initial Managers of the Company shall be as stated in Exhibit A to this Agreement. The number of Managers may be increased or decreased by amendment to this Agreement, but no decrease shall have the effect of shortening the term of any incumbent Managers. The initial Managers shall hold office until the first annual meeting of Members and until their successor or successors have been elected and qualified. With respect to the rights of Members to vote for the Managers, the Managers shall be elected by unanimous vote of the Members. The Managers shall hold office until the next annual meeting of Members or until their successor or successors shall have been elected and qualified.

         SECTION 3.2. BOARD OF DIRECTORS.

         The Managers shall act as the Company's Board of Directors.

         SECTION 3.3. ELECTION OF OFFICERS.

         The Officers of the Company shall be a President, a Vice-President, a Treasurer, a Secretary and such other officers as the Managers may elect or appoint (individually, an "Officer" and collectively, the "Officers"). The initial Officers of the Company shall be as stated in Exhibit A to this Agreement. The number of Officers may be increased or decreased by amendment to this Agreement, but no decrease shall have the effect of shortening the term of any incumbent Officer. The initial Officers shall hold office until the first annual meeting of Members and until their successor or successors have been elected and qualified. With respect to the rights of Members to vote for the Officers, the Officers shall be elected by unanimous vote of the Members. The Officers shall hold office until the next annual meeting of Members or until their successor or successors shall have been elected and qualified.

                  SECTION 3.3.1. PRESIDENT. The President shall be the chief executive officer of the Company. Subject to the direction of the Managers, the

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                  President shall have general and active charge, control and supervision over the overall management and direction of the business, property and affairs of the Company and for all other matters not expressly reserved to the other Officers and the Board of Directors. The President shall further be responsible for overseeing that the responsibilities of Ceres under subsection 2.15.2 are discharged. The President shall preside, when present, at all meetings of the Members and of the Officers. In the absence or disability of the President, or in case of an unfilled vacancy in that office, the Managers may designate the Vice-President or other Officer of the Company to perform the duties and exercise the powers of the President.

                  SECTION 3.3.2. VICE-PRESIDENT. Unless another Officer of the corporation is so designated by the Managers, the Vice-President shall be the chief operating officer of the Company and shall, subject to the direction of the Managers, have general responsibility for its day-to-day operations and for all other matters not expressly reserved to the other Officers and the Board of Directors. The Vice-President shall further be responsible for overseeing that the responsibilities of Annie's under subsection 2.15.1 are discharged. In addition, the Vice-President shall have such other powers and perform such other duties as may be assigned him by the Managers. In the absence or disability of the Vice-President, or in case of an unfilled vacancy in that office, the Managers may designate the Secretary or other Officer of the Company to perform the duties and exercise the powers of the Vice-President.

                  SECTION 3.3.3. TREASURER. The Treasurer shall have responsibility for the care and custody of the funds and books of account of the Company and shall have and exercise all the powers and duties commonly incident to such office. The Treasurer may endorse for deposit or collection all checks, notes, drafts and instruments for the payment of money, payable to the Company or to its order. He shall cause to be kept accurate books of account of all monies received and paid on account of the Company.

                  SECTION 3.3.4. SECRETARY. The Secretary shall keep accurate records of all meetings and actions of the Members and the Managers and shall perform all the duties commonly incident to such office and shall perform such other duties and have such other powers as the Members shall from time to time designate or as may be otherwise provided for in this Agreement. An Assistant Secretary, upon appointment by the Managers, shall have all the powers of the Secretary except as specifically limited by a vote of the Managers. In the absence of the Secretary and any Assistant Secretary, a Secretary Pro Tempore may be elected or appointed by the Managers to perform the Secretary's duties.

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         SECTION 3.4. DUTIES OF THE MANAGERS AND OFFICERS.

         The Managers and Officers shall perform the duties of Managers and Officers in good faith, in a manner the Managers and the Officers reasonably believe to be in the best interests of the Company, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. A person who so performs the Managers' or Officers' duties shall not have any liability by reason of being or having been a Manager or an Officer of the Company.

         SECTION 3.5. RESIGNATION OF MANAGERS AND OFFICERS.

         The Managers or any Officer of the Company may resign at any time by giving written notice to the Members. The resignation of a Manager or an Officer shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. At a Members' meeting called expressly for the purpose of electing a new Manager or a Managers' meeting called expressly for the purpose of electing a new Officer, a new Manager or Officer, as the case may be, may be elected by the unanimous vote of the Members then entitled to vote.

         SECTION 3.6. REMOVAL OF MANAGERS AND OFFICERS.

         At a Members' meeting called expressly for the purpose of removing a Manager or an Officer, the Manager or Officer may be removed, with or without cause by the unanimous vote of the Members then entitled to vote.

         SECTION 3.7. COMMITTEES.

         By vote of the Managers, the Board of Directors may designate two or more Officers to constitute a committee, any of which shall have such authority in the management of the Company as outlined in the resolution approved unanimously by the Members and as shall be prescribed by the Act.

         SECTION 3.8. COMPENSATION OF MANAGERS AND OFFICERS.

         The Managers and each Officer shall receive such compensation for his services as may be approved from time to time by the Board of Directors. In addition, the Managers and Officers shall be entitled to reimbursement for out-of-pocket expenses incurred by them in connection with the performance of their duties for the Company.

         SECTION 3.9. MANAGEMENT OF THE COMPANY.

         The following matters will require, and be determined by, the unanimous approval or consent of the Managers:

                  SECTION 3.9.1. The admission of a new Member;

                  SECTION 3.9.2. Any modification of or amendment to this Agreement;

                  SECTION 3.9.3. The execution of any agreement or contract by the Company;

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                  SECTION 3.9.4. The execution of any financing agreement;

                  SECTION 3.9.5. The execution of any lease of real estate;

                  SECTION 3.9.6. The incorporation of any new business venture into the Company;

                  SECTION 3.9.7. Any application for or consent to the appointment of a receiver, trustee or liquidator of the Company or any of its properties or assets;

                  SECTION 3.9.8. Any filing of a voluntary petition in bankruptcy or petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency or readjustment-of-debts law or statute or any answer admitting the material allegations of a petition filed against it in any proceeding under any such law;

                  SECTION 3.9.9. Dissolution of the Company;

                  SECTION 3.9.10. Any general assignment for the benefit of creditors; and

                  SECTION 3.9.11. The selection and retention of the Company's accountant.

                                   ARTICLE IV

                      CONTRACTING DEBT AND COMPANY PROPERTY

         SECTION 4.1. CONTRACTING DEBT.

         Except as otherwise provided in the Act, or the Certificate of Formation, no debt shall be contracted or liability incurred by or on behalf of the Company, except by the Manager, acting unanimously.

         SECTION 4.2. COMPANY PROPERTY.

         Real and personal property owned or purchased by the Company shall be held and owned, and conveyance made, in the Company name. Instruments and documents providing for the acquisition, mortgage, or disposition of property of the Company shall be valid and binding upon the Company if executed by one or more Managers of the Company.

         SECTION 4.3. THE ASSUMPTION OF CERES' SUPPLY BUSINESS.

                  SECTION 4.3.1. Upon execution of this Agreement, Ceres:

                           4.3.1.1. Will obtain all necessary waivers and consents from its bank, ComericA, in connection with the joint venture created by this Agreement between Annie's and Ceres, including without limitation

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                           waivers and consents authorizing the transfer of
                           certain assets and collateral identified herein;

                           4.3.1.2. Will notify its bank of its intention to transfer certain assets listed on Exhibit A to the Company;

                           4.3.1.3. Will provide ComericA and Annie's, on or about March 31, 2001, an accounts receivable report listing all sales made that are receivable in relation to the Company's business;

                           4.3.1.4. Shall unconditionally and irrevocably transfer and assign to ComericA all of its right, title and interest in open receivables in an amount sufficient to satisfy the Credit Line balance with ComericA pursuant to the Amendment, Assignment and Assumption Agreement, attached hereto as Exhibit F;

                           4.3.1.5. Shall unconditionally and irrevocably transfer and assign to the Company all of its right, title and interest in all remaining receivables that are directly related to the Company's business pursuant to the Amendment, Assignment and Assumption Agreement, attached hereto as Exhibit F;

                           4.3.1.6. Shall unconditionally and irrevocably transfer and assign to the Company all of its right, title and interest in all of its inventory that is related to the Company's business pursuant to the Amendment, Assignment and Assumption Agreement, attached hereto as Exhibit F;

                           4.3.1.7. Shall unconditionally and irrevocably transfer and assign to the Company all of its right, title and interest in all of its remaining payables and other liabilities, up to a maximum of $125,000, that are related to the Company's business pursuant to the Amendment, Assignment and Assumption Agreement, attached hereto as Exhibit F;

                           4.3.1.8. Shall unconditionally and irrevocably transfer and assign to the Company all of its right, title and interest in the Supply Agreement, effective as of January 1, 1999, entered into between Annie's and Ceres, pursuant to the Amendment, Assignment and Assumption Agreement, attached hereto as Exhibit F; and

                           4.3.1.9. Shall notify all of its vendors and customers that the Company will assume the performance of all of Ceres' contractual duties related to supplying certified organic semolina flour, durum patent flour, durum wheat, other pasta wheat-based flours and products, other pasta related products, and anything that relates thereto.

                  SECTION 4.3.2. As of April 1, 2001, the Company will assume up to a maximum of $125,000 of the net working capital, whether positive or negative, that is associated with the assets contributed by Ceres as identified in Exhibit A.

                  SECTION 4.3.3. If, at any time during the term of this Agreement, Annie's and Ceres shall mutually agree that the Company shall assume Ceres' additional supply business (the "Additional Business"), then the Company shall assume any negative working capital equal to an agreed projection of one year's net profit, and the first year's total profit for the Additional Business shall be applied to such negative working capital, with any remainder, overage or underage, being applied to Ceres.

         SECTION 4.4. SUPPLY AGREEMENT AMENDED, ASSIGNED AND ASSUMED.

         The five-year term supply agreement, effective as of January 1, 1999, entered into between Annie's and Ceres, is hereby amended and assigned by Ceres to the Company and is otherwise ratified and confirmed, and attached hereto as Exhibit G (the "Supply Agreement"). Notwithstanding the forgoing, the Members may mutually agree to lower the semolina fees that Annie's pays at a certain volume pursuant to the Supply Agreement; and if such agreement is reached the original $2.50/cwt semolina fee shall be used to calculate the Formula should Annie's elect to exercise its Option to purchase the Company as set forth in section 4.6.

         SECTION 4.5. BUSINESS TRANSACTIONS WITH MEMBERS.

         Except as may be provided in the Certificate of Formation, a Member may lend money to, act as surety for, and transact other business with the Company and, subject to other applicable law, has the same rights and obligations with respect thereto as a person who is not a Member.

         SECTION 4.6. ANNIE'S OPTION TO PURCHASE THE COMPANY.

         Annie's shall have the option to purchase Ceres' interest in the Company five years following the execution of this Agreement (the "Option") for a price equal to one-times net operating profit after interest and depreciation, before taxes for the previous consecutive twelve months (the "Formula"). Prior to Annie's exercise of the Option, the Net Profits and Net Losses of the Company, for the then current fiscal year, shall be allocated among the Members in the manner set forth in section 5.4 of this Agreement. The Formula will be calculated in accordance with generally accepted accounting principles ("GAAP").

                                   ARTICLE V

                                 FISCAL MATTERS

         SECTION 5.1. FISCAL YEAR.

         The Fiscal Year of the Company shall end on the last day of December in each calendar year.

         SECTION 5.2. FORM OF CONTRIBUTION.

         The contributions of a Member may be in cash, property, or services rendered or a promissory note or other obligation to contribute cash or property or to perform services. The contributions of each Member shall be as provided in Exhibit A to this Agreement.

         SECTION 5.3. LIABILITY FOR CONTRIBUTIONS.

                  SECTION 5.3.1. A Member is obligated to the Company to perform any enforceable promise to contribute cash or property or to perform services, even if the Member is unable to perform because of death, disability, or any other reason.

                  SECTION 5.3.2. The obligation of a Member to make a contribution or return money or other property paid or distributed in violation of this section may be compromised only by consent in writing of all the Members. Notwithstanding the compromise, a creditor of the Company who extends credit or otherwise acts in reliance on the original obligation may enforce the original obligation.

         SECTION 5.4. ALLOCATION OF NET PROFITS AND NET LOSSES.

         From the Company's inception, the Net Profits and Net Losses of the Company for each fiscal year shall be allocated among the Members in the manner provided in Exhibit A to this Agreement. Subject to the foregoing, distributions to the Members shall be made at such time, in such amounts and in the manner, as the Members shall determine provided that:

                  SECTION 5.4.1. The Company's Net Assumed Negative Working Capital (the "NANWC") is equal to or greater than zero; ----- and

                  SECTION 5.4.2. The amount and timing of the Net Profits distributions to each Member is sufficient to cover the Member's state and federal taxes owed on account of the Member's interest in the Company for the current fiscal year.

         SECTION 5.5. DISTRIBUTIONS.

         Provided that the Company's NANWC is equal to or greater than zero, distributions of cash or other assets of the Company shall be allocated among the Members and shall be made at such time, in such amounts and in the manner, as the Managers shall determine.

         SECTION 5.6. ACCOUNTING DECISIONS, TAX ELECTIONS AND REQUIRED REGULATORY ALLOCATIONS.

                  SECTION 5.6.1. ACCOUNTING DECISIONS. All decisions as to accounting matters, except as specifically provided to the contrary herein, shall be made by the Managers in accordance with generally accepted accounting principles ("GAAP").

                  SECTION 5.6.2. LIMITATION ON AND REALLOCATION OF LOSSES. At no time shall any allocations of Net Losses, or any item of loss or deduction, be made to a Member if and to the extent such allocation would cause such Member to have, or would increase the deficit in, any Adjusted Capital Account Deficit of such Member at the end of any fiscal year. To the extent any Net Losses or items are not allocated to one or more Members pursuant to the preceding sentence, such Net Losses shall be allocated to the Members to which such losses or items may be allocated without violation of this section 5.6.

                  SECTION 5.6.3. MINIMUM GAIN CHARGEBACK. If there is a net decrease in the Minimum Gain of the Company during any fiscal year, then items of income or gain of the Company for such fiscal year (and, if necessary, subsequent fiscal years) shall be allocated to each Member in an amount equal to such Member's share of the net decrease in the Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(d)(1). A Member's share of the net decrease in the Minimum Gain of the Company shall be determined in accordance with Treasury Regulations Section 1.704-2(g). The items of income and gain to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(j)(2)(i).

                  SECTION 5.6.4. NONRECOURSE DEDUCTIONS. Nonrecourse Deductions for any fiscal year or other period (not including any Member Nonrecourse Deductions allocated pursuant to subsection 5.6.5) shall be allocated among the Members in proportion to their respective Percentage Interests. Solely for purposes of determining each Member's proportionate share of the "excess nonrecourse liabilities" of the Company, within the meaning of Treasury Regulations Section 1.752-3(a)(3), each Member's interest in the Company's Net Profits shall be equal to his, her or its Percentage Interest. The items of losses, deductions and IRC Section 705(a)(2)(b) expenditures to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2(j)(1)(ii).

                  SECTION 5.6.5. MEMBER NONRECOURSE DEDUCTIONS. Any Member Nonrecourse Deductions for any fiscal year or other period shall be allocated to the Member who bears the economic risk of loss with respect to the nonrecourse liability, as determined and defined under Treasury Regulations Section 1.704-2(b)(4) to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)(1). The items of losses, deductions and IRC Section 705(a)(2)(b) expenditures to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2(j)(1)(ii).

                  SECTION 5.6.6. MEMBER MINIMUM GAIN CHARGEBACK. Notwithstanding any contrary provisions of this Article V, other than subsection 5.6.3 above, if there is a net decrease in Member Minimum Gain attributable to Member Nonrecourse Debt during any fiscal year, then each Member who has a share of such Member Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(i), shall be allocated items of income and gain of the Company, determined in accordance with Treasury Regulations Section 1.704-2(j)(2)(ii), for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to each such Member's share of the net decrease in such Member Minimum Gain, determined in accordance with Treasury Regulations
                  Section 1.704-(2)(i)(3) and (2)(i)(5).

                  SECTION 5.6.7. QUALIFIED INCOME OFFSET. If any Member unexpectedly receives an item described in Treasury Regulations Section 1.704-(b)(2)(ii)(d)(4), (5) or (6), items of income and gain shall be allocated to each such Member in an amount and manner sufficient to eliminate, as quickly as possible and to the extent required by Treasury Regulations
                  Section 1.704-1(b)(2)(ii)(d), the Adjusted Capital Account Deficit of such Member, provided that an allocation pursuant to this subsection 5.6.7 shall be made if and only to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this
                  Article V have been tentatively made as if this subsection
                  5.6.7 were not in the Agreement.

                  SECTION 5.6.8. BASIS ADJUSTMENT. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to either of IRC Sections 734(b) or 743(b) is required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations.

                  SECTION 5.6.9. GROSS INCOME ALLOCATION. In the event any Member has a Capital Account deficit at the end of any Company fiscal year, which is in excess of the sum of the items to be credited to a Member's Capital Account under Clause (a) of the definition of Adjusted Capital Account Deficit, then each such Member shall be allocated items of income and gain in the amount of such excess as quickly as possible provided that an allocation pursuant to this subsection 5.6.9 shall be made if and only to the extent that such Member would have a Capital Account deficit in excess of such sum after all other allocations provided for in this Article V have been tentatively made as if this subsection 5.6.9 were not in this Agreement. As among Members having such excess if there are not sufficient items of income and gain to eliminate all such excesses, such allocations shall be made in proportion to the amount of any such excess.

                  SECTION 5.6.10. MANAGER SHARE. Any other provision of this Agreement notwithstanding, the Managers in their capacity as Members shall at all times have allocated and distributed to them not less than an aggregate of 1% of each item of income, gain, loss deduction and credit allocated or distributed hereunder.

         SECTION 5.7. CURATIVE ALLOCATIONS.

         The allocations set forth in subsection 5.6 are intended to comply with certain requirements of Treasury Regulations Section 1.704-1(b) and 1.704-2 and shall be interpreted consistently therewith. Such allocations may not be consistent with the manner in which the Members intend to divide Company distributions and to make Net Profit and Net Loss allocations.

         SECTION 5.8. TAX ALLOCATIONS AND BOOK ALLOCATIONS.

         Except as otherwise provided in this section 5.8, for federal income tax purposes, each item of income, gain, loss and deduction shall, to the extent appropriate, be allocated among the Members in the same manner as its correlative item of "book" income, gain, loss or deduction has been allocated pursuant to the other provisions of this Article V.

                  SECTION 5.8.1. In accordance with IRC Section 704(c) and the Treasury Regulations thereunder, depreciation, amortization, gain and loss, as determined for tax purposes, with respect to any property whose Book Value differs from its adjusted basis for federal income tax purposes shall, for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its Book Value, such allocation to be made by Approval of the Managers in any manner which is permissible under said IRC Section 704(c) and the Treasury Regulations thereunder and the Treasury Regulations under IRC Section 704(b).

                  SECTION 5.8.2. In the event the Book Value of any property of the Company is subsequently adjusted, subsequent allocations of income, gain, loss and deduction with respect to any such property shall take into account any variation between the adjusted basis of such assets for federal income tax purposes and its Book Value in the manner provided under Section 704(c) of the IRC and the Treasury Regulations thereunder.

                  SECTION 5.8.3. Allocations pursuant to this section 5.8 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Net Profits, Net Losses, other items, or distributions pursuant to any provision of this Agreement.

         SECTION 5.9. GENERAL ALLOCATION AND DISTRIBUTION RULES.

                  SECTION 5.9.1. For purposes of determining the Net Profits, Net Losses or any other items allocable to any period, Net Profits, Net Losses and any such other items shall be determined on a daily, monthly, or other basis, as determined by Approval of the Managers using any permissible method under IRC Section 706 and the Treasury Regulations thereunder. Except as otherwise provided in this Agreement, all items of income, gain, loss and deduction shall be allocable among the Members in the same proportions as the Net Profits or Net Losses for the fiscal year in which such item is included is allocated.

                  SECTION 5.9.2. Upon the admission of a new Member or the Transfer of an interest, the new and old Members or the transferor and transferee shall be allocated shares of Net Profits and Net Losses and other allocations and shall receive distributions, if any, based on the portion of the fiscal year that the new or transferred Company interest was held by the new and old Members, or the transferor and transferee, respectively. For the purpose of allocating Net Profits and Net Losses and other allocations and distributions, (i) such admission or Transfer shall be deemed to have occurred on the first day of the month in which it occurs, or if such date shall not be permitted for allocation purposes under the IRC or the Treasury Regulations, on the nearest date otherwise permitted under the IRC or the Treasury Regulations, and (ii) if required by the IRC or the Treasury Regulations, the Company shall close its books on an interim basis on the last day of the previous calendar month.

         SECTION 5.10. TAX WITHHOLDING.

         If the Company incurs a withholding tax obligation with respect to the share of income allocated to any Member, (a) any amount which is (i) actually withheld from a distribution that would otherwise have been made to such Member and (ii) paid over in satisfaction of such withholding tax obligation shall be treated for all purposes under this Agreement as if such amount had been distributed to such Member, and (b) any amount which is so paid over by the Company, but which exceeds the amount, if any, actually withheld from a distribution which would otherwise have been made to such Member, shall be treated as an interest-free advance to such Member. Amounts treated as advanced to any Member pursuant to this subparagraph (i) shall be repaid by such Member to the Company within thirty-days after the Managers, acting by Approval, give notice to such Member making demand therefor. Any amounts so advanced and not timely repaid shall bear interest, commencing on the expiration of said thirty-day period, compounded monthly on unpaid balances, at an annual rate equal to the Applicable Federal Rate as of such expiration date. The Company shall collect any unpaid amounts from any Company distributions that would otherwise be made to such Member.

         SECTION 5.11. DISTRIBUTIONS TO COVER MEMBERS' TAX LIABILITY.

         The Managers shall, at a minimum, distribute to Members amounts intended to cover the potential federal, state or local tax obligations of such Members on account of the cumulative allocation to them of taxable income in excess of tax losses pursuant to this Agreement. For purposes of the foregoing, such federal, state and local tax obligations of each Member shall be assumed to equal the highest effective combined federal and state income tax rate applicable to any Member multiplied by each Member's Percentage Interest multiplied by the cumulative allocation to all Members of taxable income in excess of tax losses determined as described in the definition of Net Profits and Net Losses without the adjustments listed therein, with the result reduced by the cumulative amount previously distributed pursuant to this section 5.11. Partial distributions made to Members pursuant to this section 5.11 shall be made in proportion to their respective amounts calculated under the previous sentence. For purposes of applying section 5.11 to subsequent distributions to the Members, distributions made pursuant to this section 5.11 shall be disregarded and shall not be deemed to have been made pursuant to section 5.11.

         SECTION 5.12. TAX ELECTIONS AND DEPRECIATION.

         The Company will treat elections for federal income tax purposes as follows:

                  SECTION 5.12.1. In the event of a transfer of all or any part of the Membership Interest of any Member or in the event an election pursuant to Section 754 of the IRC (or corresponding provisions of succeeding law) is made by a Member, the Company shall elect if requested by the transferee or by a Member (as the case may be), pursuant to Sections 734, 743 and 754 of the IRC (or corresponding provisions of future law) and pursuant to similar provisions of applicable state or local income tax laws, to adjust the basis of the assets of the Company.

                  SECTION 5.12.2. In the event a Member is admitted to the Company at any time during a given month, the Member will be deemed to have been admitted to the Company as of the first day of such month.

                  SECTION 5.12.3. All other elections required or permitted to be made by the Company under the Code shall be made by the Managers, after consultation with the accountants of the Company, in such manner as will, in their opinion, be most advantageous to the Members.

         SECTION 5.13. TAX MATTERS PARTNER.

         Neil Raiff is hereby designated as the Tax Matters Partner. The Tax Matters Partner shall be vested with the authority and responsibility necessary to comply with the provisions of Sections 6221 through 6232 of the IRC and the applicable Treasury Regulations. In the event that the Tax Matters Partner shall cease to serve in such capacity, the Company shall designate a successor Tax Matters Partner in accordance with Treasury Regulation Sections 301.6231(a)
(7)-1(T) or any successor Regulation. The cost of attorneys' and accountants' filing fees and out of pocket expenses reasonably related to the execution of the duties and obligations of the Tax Matters Partner shall be deemed Company expenses. In the event the Company's funds available for such expenses do not appear to be adequate, the Tax Matters Partner may condition its continuation of any administrative proceeding upon the receipt of assurances from the Members for the prompt reimbursement of such expenses not expected to be payable from available Company funds.

                                   ARTICLE VI

                          LIABILITY AND INDEMNIFICATION

         SECTION 6.1. LIABILITY OF MEMBERS AND MANAGERS.

         Members and the Managers of the Company are not liable under a judgment, decree, or order of a court, or in any other manner, for a debt, obligation, or liability of the Company.

         SECTION 6.2. INDEMNIFICATION OF MANAGERS, EMPLOYEES OR AGENTS.

                  SECTION 6.2.1. AS USED IN THIS SECTION 6.2:

                           6.2.1.1. "Expenses" includes attorneys' fees.

                           6.2.1.2. "Liability" means the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expense incurred with respect to a proceeding.

                           6.2.1.3. "Official capacity" when used with respect to the Managers means the office of Manager in the Company and when used with respect to a person other than the Manager, means the employment or agency relationship undertaken by the employee or agent on behalf of the Company. Official capacity does not include service for any other foreign or domestic limited liability company or for any corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                           6.2.1.4. "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                           6.2.1.5. "Proceeding" means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative and whether formal or informal.

                           6.2.1.6. The Company may indemnify against liability incurred in any proceeding an individual made a party to the proceeding because the individual is or was the Manager if:

                              i) The individual acted in good faith;

                              ii) The individual reasonably believed:

                                 (a) In the case of conduct in the individual's official capacity, that the individual's conduct was in the Company's best interests; or

                                 (b) In all other cases, that the individual's conduct was at least not opposed to the Company's best interests; and

                              iii) In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful.

                           6.2.1.7. The termination of any proceeding by judgment, order, settlement or conviction, or upon a plea of NOLO CONTENDERE or its equivalent is not of itself determinative that the individual did not meet the standard of conduct set forth in section 6.2.

                           6.2.1.8. The Company may not indemnify the Managers under this subsection 6.2.1.6 either:

                              i) In connection with a proceeding by or in the right of the Company in which a Manager was adjudged liable to the Company; or

                              ii) In connection with any proceeding charging improper personal benefit to a Manager, whether or not involving action in the Manager's official capacity in which the Manager was adjudged liable on the basis that personal benefit was improperly received by the Manager.

                           6.2.1.9. Indemnification permitted under this subsection 6.2.1 in connection with a proceeding by or in the right of the Company is limited to reasonable expenses incurred in connection with the proceeding.

                  SECTION 6.2.2. Unless limited by the Certificate of Formation, the Company shall be required to indemnify a Manager of the Company who was wholly successful, on the merits or otherwise, in defense of any proceeding in which the Manager was a party, against reasonable expenses incurred by the Manager in connection with the proceeding.

                  SECTION 6.2.3. Unless limited by the Certificate of Formation, a Manager who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the manner provided by law.

                           6.2.3.1. The Company may not indemnify the Manager under subsection 6.2 unless authorized in the specific case after a determination has been made that indemnification of the Manager is permissible in the circumstances because the Manager has met the standard of conduct set forth in subsection 6.2.1.6.

                           6.2.3.2. Any indemnification or advance under subsections 6.2.3.1 or 6.2.3.4 shall be made promptly, and in any event within ninety days, upon the written request of the person seeking to be indemnified, unless a determination is reasonably and promptly made by unanimous vote of disinterested Members that such person acted in a manner set forth in such subsections so as to justify the Company's not indemnifying such person or making such an advance. In the event that there are no disinterested Members, the Members shall promptly appoint independent legal counsel to decide whether the person acted in the manner set forth in such subsections so as to justify the Company's not indemnifying such person or making such an advance. The right to indemnification or advances as granted by this Article VI shall be enforceable by such person in any court of competent jurisdiction, if the disinterested Members or independent legal counsel denies the claim therefore, in whole or in part, or if no disposition of such claim is made within ninety days.

                           6.2.3.3. Authorization of indemnification and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible.

                           6.2.3.4. The Company may pay for or reimburse the reasonable expenses incurred by the Manager who is a party to a proceeding in advance of the final disposition of the proceeding if:

                              i) The Manager furnishes the Company a written affirmation of the Manager's good-faith belief that the Manager has met the standard of conduct described in subsection 6.2.1.6; and

                              ii) The Managers furnishes the Company a written undertaking executed personally or on the Manager's behalf, to repay the advance if it is determined that the Manager did not meet such standard of conduct.

                  SECTION 6.2.4. Unless limited by the Certificate of Formation:

                           6.2.4.1. The Company may indemnify and advance expenses pursuant to subsection 6.2.3.4 of this section to an employee or agent of the Company who is not the Manager to the same extent as the Manager; and

                           6.2.4.2. The Company may indemnify and advance expenses to an employee or agent of the Company who is not the Manager to a greater extent if consistent with law.

                  SECTION 6.2.5. The Company may purchase and maintain insurance on behalf of a person who is or was a Manager, employee, fiduciary, or agent of the Company or who, while the Manager, employee, fiduciary, or agent of the Company, is or was serving at the request of the Company as Manager, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic limited liability company or any corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of the Act. Any such insurance may be procured from any insurance company designated by the Members of the Company, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere.

                  SECTION 6.2.6. Any indemnification of or advance of expenses to a Manager in accordance with this section, if arising out of a proceeding by or on behalf of the Company, shall be reported in writing to the Members with or before the notice of the next Members' meeting.

                                   ARTICLE VII

                                     RECORDS

         SECTION 7.1. RECORDS.

                  SECTION 7.1.1. The Company shall keep at the Company office or, if none, at the registered office, the following:

                           7.1.1.1. A current list of the full name and last known business, residence, or mailing address of each Member and Manager, both past and present;

                           7.1.1.2. A copy of the Certificate of Formation and all amendments thereto, together with executed copies of any powers of attorney pursuant to which any amendment has been executed;

                           7.1.1.3. Copies of the Company's federal, state, and local income tax returns and reports, if any, for the three most recent years;

                           7.1.1.4. Copies of any currently effective written operating agreements, copies of any writings permitted or required under Section 5.3, and copies of any financial statements of the Company for the three most recent years;

                           7.1.1.5. Minutes of every annual and special meeting and any meeting ordered pursuant to Section 2.5 and 2.6;

                           7.1.1.6. Any written consents obtained from Members pursuant to Section 2.13.

                  SECTION 7.1.2. Such records are subject to inspection and copying at the reasonable request, and at the expense, of any Member during ordinary business hours.

                                  ARTICLE VIII

                           INFORMATION AND ACCOUNTING

         SECTION 8.1. INFORMATION AND ACCOUNTING.

         A Member of the Company shall have the right to:

                  SECTION 8.1.1. Inspect and copy Company records, as provided in Section 8.1;

                  SECTION 8.1.2. Obtain from the Managers from time to time, subject to such reasonable standards as may be set forth in the Agreement or otherwise established by the Managers, upon reasonable demand for any purpose reasonably related to the Member's interest as a Member:

                           8.1.2.1. True and full information regarding the state of the business and financial condition of the Company and any other information regarding the affairs of the Company;

                           8.1.2.2. Promptly after becoming available, a copy of the Company's federal, state, and local income tax returns for each year; and

                  SECTION 8.1.3. Have a formal accounting of Company affairs whenever circumstances render it just and reasonable.

                                   ARTICLE IX

                              POWERS OF THE COMPANY

         SECTION 9.1. POWERS.

         The Company may conduct any business that a partnership with limited partners may lawfully conduct and may not conduct any business that is prohibited by law to such partnership. The Company may:

                  SECTION 9.1.1. Sue and be sued, complain and defend, and participate in administrative or other proceedings, in its name;

                  SECTION 9.1.2. Purchase, take, receive, lease or otherwise acquire, own, hold, improve, use, and otherwise deal in and with real or personal property, or an interest in it, wherever situated;

                  SECTION 9.1.3. Sell, convey, assign, encumber, mortgage, pledge, lease, exchange, transfer, and otherwise dispose of all or any part of its property and assets;

                  SECTION 9.1.4. Lend money to and otherwise assist its Members and employees, except as otherwise provided in the Agreement;

                  SECTION 9.1.5. Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares of other interests in or obligations of other limited liability companies, domestic or foreign corporations, associations, general or limited partnerships, or individuals or direct or indirect obligations of the United States or of any government, state, territory, governmental district, or municipality or of any instrumentality of any of them;

                  SECTION 9.1.6. Make contract and guarantees and incur liabilities, borrow money at such rates of interest as the Company may determine, issue its notes, bonds, and other obligations, and secure any of its obligations by mortgage or pledge of all or any part of its property, franchises, and income;

                  SECTION 9.1.7. Lend money for its proper purposes, invest and reinvest its funds and take and hold real property and personal property for the payment of funds so loaned or invested;

                  SECTION 9.1.8. Conduct its business, carry on its operations, and have and exercise the powers granted by this article in any state, territory, district, or possession of the United States or in any foreign country;

                  SECTION 9.1.9. Elect the Managers and appoint Officers and agents of the Company and define their duties and fix their compensation;

                  SECTION 9.1.10. Make and alter operating agreements, not inconsistent with its Certificate of Formation or with the laws of this state, for the administration and regulation of the affairs of the Company;

                  SECTION 9.1.11. Indemnify a Member or a Manager or former Members or Managers of the Company as provided in Section 6.2.

                  SECTION 9.1.12. Cease its activities and surrender its Certificate of Formation;

                  SECTION 9.1.13. Have and exercise all powers necessary or convenient to effect any or all of the purposes for which the Company is organized; and

                  SECTION 9.1.14. Become a Member of a general partnership, limited partnership, joint venture, or similar association or any other limited liability company.

                                    ARTICLE X

                                   DISSOLUTION

         SECTION 10.1. DISSOLUTION.

                  SECTION 10.1.1. The Company shall be dissolved upon the occurrence of any of the following events:

                           10.1.1.1. When the period fixed for the duration of the Company in the Certificate of Formation expires;

                           10.1.1.2. By the unanimous written agreement of all Members;

                           10.1.1.3. Upon ninety-days prior written notice of a Member if: (i) the Company's financial statements show two or more quarters of consecutive losses, or
                           (ii) the Managers cannot agree on key business issues; or

                           10.1.1.4. Upon the resignation, expulsion, bankruptcy, or dissolution of a Member or the occurrence of any other event which terminates the continued membership of a Member in the Company.

                           SECTION 10.1.2. As soon as possible following the occurrence of any of the events specified in section
                           10.1.1 effecting the dissolution of the Company, the Company shall execute a statement of intent to dissolve in such form as shall be prescribed by the Secretary of State of Delaware. A Manager of the Company shall execute the statement of intent to dissolve.

         SECTION 10.2. EXECUTION BY JUDICIAL ACT.

         Any person who is adversely affected by the failure or refusal of the Company to execute and file any amendment, statement of intent to dissolve, or other document to be filed under the Act may petition the Delaware Court of Chancery to direct the execution and filing of the amendment, statement of intent to dissolve, or other document. If the Delaware Court of Chancery finds that it is proper for the amendment, statement of intent to dissolve, or other document to be executed and filed and that there has been a failure or refusal to execute and file such document, it shall order the secretary of state to record an appropriate amendment, statement of intent to dissolve, or other document.

         SECTION 10.3. LIQUIDATION AND DISTRIBUTION OF ASSETS.

         Notwithstanding anything to the contrary in this Agreement, upon a liquidation within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury regulations, if any Member has a deficit Capital Account (after giving effect to all contributions, distributions, allocations and other Capital Account adjustments for all taxable years, including the year during which such liquidation occurs), such Member shall have the obligation to make a Capital Contribution to the Company in the amount of such deficit;

and, until such Capital Contribution is made, the negative balance of such Member's Capital Account shall be considered a debt owed by such Member to the Company.

         SECTION 10.4. NON-COMPETITION FOLLOWING DISSOLUTION

         In the event that Annie's terminates its continued membership in the Company pursuant to subsection 10.1.1.3, for a period of three (3) years following dissolution of the Company, Annie's agrees that it will not directly or indirectly engage in the Business conducted by the Company as defined in section 1.4 as such Business was conducted at the date of dissolution or as conducted during the six (6) months prior thereto, anywhere in the United States without the written consent of Ceres, provided, however, that nothing in this Section shall prevent or restrict in any way Annie's ability to procure organic semolina flour for its own branded products.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.1. GOVERNING LAW.

         This Agreement and all rights and liabilities of the Members hereunder will be subject to and governed by the laws of the State of Delaware, without respect to the choice of law rules.

         SECTION 11.2. NEGOTIATION, MEDIATION AND ARBITRATION.

         Any controversies, disputes, disagreements or claims arising out of or relating to this Agreement or the breach of this Agreement, in law or equity, to enforce or interpret this Agreement or to resolve disputes between the Members arising out of this Agreement, shall be decided first by negotiation, then by mediation and finally by neutral binding arbitration under the American Arbitration Association's Expedited Procedures of the Commercial Arbitration Rules. If the Managers or Members are unable to resolve any dispute by negotiation, either Member may require that the dispute go before a mediator, mutually agreeable to the Managers or Members, as the case may be, to resolve the dispute. If the Members are unable to reach an agreement through mediation, or if the Members cannot agree upon a mediator, the Members shall submit the underlying dispute to binding arbitration which shall be conducted in Delaware.

         SECTION 11.3. MULTIPLE COUNTERPARTS.

         This Agreement may be executed and acknowledged in multiple counterparts, each of which will be an original, but all of which will be and constitute one instrument.

         SECTION 11.4. ENTIRE AGREEMENT.

         This Agreement and all Exhibits and Schedules attached hereto constitute the entire agreement between the Members with respect to the subject matter hereof. This Agreement supersedes any prior agreement or understanding among the Members, written or oral, except the Revolving Line of Credit Agreement, Demand Note, Security

Agreement, Assignment and Assumption Agreement, and Supply Agreement, and may not be modified or amended in any manner other than as set forth herein.

         SECTION 11.5. SEVERABILITY.

         If one or more of the covenants, agreements or provisions (or their application) hereof will be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements or provisions (or their application) hereof will be in no way affected, prejudiced or disturbed thereby.

         SECTION 11.6. GENDER; WORD USAGE.

         For the purpose of this Agreement, pronouns in one gender shall include all other genders, where appropriate. The singular will include the plural, where appropriate. The term "includes" will not be restrictive and the term "or" will not be exclusive.

                                  ARTICLE XII

                           DEFINITIONS AND APPLICATION

         SECTION 12.1. DEFINITIONS.

         As used in this Agreement, unless the context otherwise requires:

                  SECTION 12.1.1. "Adjusted Capital Account Deficit" means, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant fiscal year, after giving effect to the following adjustments:

                           12.1.1.1. Credit to such Capital Account any amounts which such Member is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to Treasury Regulations Sections 1.704-2(g)(l) and 1.704-2(i)(5); and

                           12.1.1.2. Debit to such Capital Account the items described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

                           12.1.1.3. The foregoing definition is intended to comply with the provisions of Treasury Regulations
                           Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                  SECTION 12.1.2. "Agreement" means this agreement which is a valid written agreement of the Members as to the affairs of the Company and the conduct of its business.

                  SECTION 12.1.3. "Applicable Federal Rate" means the Applicable Federal Rate as that term is defined in IRC Section 7872, whether the short-term, mid-term or long-term rate, as the case may be, as published from time to time by the Secretary of the Treasury based on average market yields for relevant recent periods.

                  SECTION 12.1.4. "Bankrupt" means bankrupt or a debtor under the federal bankruptcy code of 1978, Title 11 of the United States Code, as amended, or an insolvent under any state insolvency act.

                  SECTION 12.1.5. "Book Value" means, with respect to any asset of the Company, such asset's adjusted basis for federal income tax purposes, except that:

                           12.1.5.1. The initial Book Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset (not reduced for any liabilities to which it is subject or which the Company assumes), as such value is determined and for which credit is given to the contributing Member under this Agreement;

                           12.1.5.2. The Book Values of all assets of the Company shall be adjusted to equal their respective gross fair market values, as determined by Approval of the Managers, at and as of the following times:

                              i) The acquisition of an additional or new interest in the Company by a new or existing Member in exchange for other than a de minimis capital contribution by such Member, if the Managers acting by Approval reasonably determine that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members;

                              ii) The distribution by the Company to a Member of more than a de minimis amount of any assets of the Company (including cash or cash equivalents) as consideration for all or any portion of an interest in the Company, if the Managers acting by Approval reasonably determine that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members;

                              iii) The liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g);and

                           12.1.5.3. The Book Value of the assets of the Company shall be increased (or decreased) to reflect any adjustment to the adjusted basis of such assets pursuant to Section 734(b) or Section 743(b) of the IRC, but only to the extent such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Book Value shall not be adjusted pursuant to this clause
                           (iii) to the extent that the Managers, acting by Approval, determine that an adjustment pursuant to clause (ii) hereof is necessary or appropriate in connection with the transaction that would otherwise result in an adjustment pursuant to this clause (iii).

                           12.1.5.4. If the Book Value of an asset has been determined or adjusted pursuant to the preceding clauses (i), (ii) or (iii), such Book Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Profits and Net Losses, and the amount of the adjustment shall thereafter be taken into account as gain or loss from the distribution of such asset for purposes of computing Net Profits or Net Losses.

                  SECTION 12.1.6. "Business" means any trade, occupation, profession or other commercial activity engaged in for gain, profit, or livelihood.

                  SECTION 12.1.7. "Capital Account" shall mean a capital account maintained and adjusted in accordance with the IRC and the Treasury Regulations, including the Treasury Regulations under Sections 704(b) and (c) of the IRC. The Capital Account of each Member shall be:

                           12.1.7.1. Credited with all payments made to the Company by such Member on account of capital contributions (and as to any property other than cash or a promissory note of the contributing Member, the agreed (as between the Members) fair market value of such property, net of liabilities secured by such property and assumed by the Company or subject to which such contributed property is taken) and by such Member's allocable share of Profits and items in the nature of income and gain of the Company;

                           12.1.7.2. Charged with the amount of any distributions to such Member (and as to any distributions of property other than cash or a promissory note of a Member of the Company, by the agreed fair market value of such property, net of liabilities secured by such property and assumed by such Member or subject to which such distributed property is taken), and by such Member's allocable share of Losses and items in the nature of losses and deductions of the Company;

                           12.1.7.3. Adjusted simultaneously with the making of any adjustment to the Book Value of the Company's assets pursuant to the definition thereof, to reflect the aggregate net adjustments to such Book Value as if the Company recognized Net Profit or Net Loss equal to the respective amount of such aggregate net adjustments immediately before the event causing such adjustments; and

                           12.1.7.4. Otherwise appropriately adjusted to reflect transactions of the Company and the Members.

                  SECTION 12.1.8. "Certificate of Formation" means the Certificate of Formation filed with the secretary of state for the purpose of forming a limited liability Company as specified in Section 18-101(a) of the Act.

                  SECTION 12.1.9. "Capital Contribution" shall mean any contribution to the capital of the Company in cash or property by a Member whenever made.

                  SECTION 12.1.10. "Court" includes every court and judge having jurisdiction in a case.

                  SECTION 12.1.11. "Fiscal Year" shall mean the period terminating on December 31 of each year during the term hereof or on such earlier date in any year in which the Company shall be dissolved as provided herein.

                  SECTION 12.1.12. The "Delaware Limited Liability Company Act" shall be known and cited as "the Act".

                  SECTION 12.1.13. "Foreign Limited Liability Company" means a limited liability Company formed under the laws of any jurisdiction other than this jurisdiction.

                  SECTION 12.1.14. "IRC" shall mean the Internal Revenue Code of 1986 or corresponding provisions of subsequent superseding federal revenue laws.

                  SECTION 12.1.15. "Limited Liability Company" or "Company" means this limited liability Company which is organized and existing under the Act and which has two or more Members.

                  SECTION 12.1.16. "Managers" means a person elected by the Members of this Company to manage the Company pursuant to this agreement.

                  SECTION 12.1.17. "Member" means a person with an ownership interest in this limited liability Company with the rights and obligations specified under this agreement.

                  SECTION 12.1.18. "Membership Interest" means a Member's share of the Net Profits and Net Losses of this Company and the right to receive distributions of such Company's assets.

                  SECTION 12.1.19. "Minimum Gain" shall have the meaning given in Treasury Regulations Section 1.704-2(d).

                  SECTION 12.1.20. "Member Minimum Gain" shall mean "Member nonrecourse debt minimum gain" as set forth in Treasury Regulations Section 1.704-2(i)(3).

                  SECTION 12.1.21. "Member Nonrecourse Debt" shall have the meaning given in Treasury Regulations Section 1.704-2(b)(4).

                  SECTION 12.1.22. "Member Nonrecourse Deductions" shall have the meaning given in Treasury Regulations Section 1.704-2(i)(2).

                  SECTION 12.1.23. "Net Assumed Negative Working Capital" shall mean the excess of current liabilities over current assets that are shown on the .

                  SECTION 12.1.24. "Net Profits" and "Net Losses" shall mean the income, gain, loss, deductions, and credits of the Company in the aggregate or separately stated as appropriate, as of the close of each Fiscal Year on the Company's tax return filed for federal income tax purposes.

                  SECTION 12.1.25. "Nonrecourse Deductions" shall have the meaning given in Treasury Regulations Section 1.704-2(b)(1).

                  SECTION 12.1.26. "Percentage Interest" shall be the percentage interest of a Member set forth in Exhibit A, as amended from time to time.

                           12.1.26.1. "Person" means any natural person, partnership (whether general or limited), limited liability company, trust, estate, association or corporation.

                  SECTION 12.1.27. "Registered Office" means the business address of the registered agent on file with the secretary of state.

                  SECTION 12.1.28. "Transfer" and any grammatical variation thereof shall refer to any sale, exchange, issuance, redemption, assignment, distribution, encumbrance, hypothecation, gift, pledge, retirement, resignation, transfer or other withdrawal, disposition or alienation in any way as to any interest as a Member. Transfer shall specifically, without limitation of the above, include assignments and distributions resulting from death, incompetency, bankruptcy, liquidation and dissolution.

                  SECTION 12.1.29. "Treasury Regulations" shall include proposed, temporary, and final regulations promulgated under the IRC in effect as of the date of filing the Certificate of Formation and the corresponding sections of any regulations subsequently issued that amend or supersede those regulations.




                            [SIGNATURE PAGE FOLLOWS.]

                                      MEMBERS:

                                      ANNIE'S HOMEGROWN, INC.      (50%)



                                      By: _____________________________
                                          Paul Nardone, President



                                      CERES ORGANIC HARVEST, INC.  (50%)


                                      By: _____________________________
                                          Brittin Eustis, President



                                      MANAGERS:


                                      _____________________________
                                      Brittin Eustis


                                      _____________________________
                                      Paul Nardone

                                    EXHIBIT A

                    MANAGEMENT, CONTRIBUTIONS AND ALLOCATIONS

1.       MANAGERS.  (Section 3.1)

         There shall be two Managers. The names of the initial Managers are as follows:

         --------------------------- ------------------------------------------
         POSITION                    NAME
         --------------------------- ------------------------------------------
         Manager                     Brittin Eustis
         --------------------------- ------------------------------------------
         Manager                     Paul Nardone
         --------------------------- ------------------------------------------


2.       OFFICERS.  (Section 3.3)

         There shall be four Officers of the Company. The names and titles of the initial Officers are as follows:

         --------------------------- ------------------------------------------
         OFFICE                      NAME
         --------------------------- ------------------------------------------
         President                   Brittin Eustis
         --------------------------- ------------------------------------------
         Vice-President              Paul Nardone
         --------------------------- ------------------------------------------
         Secretary                   Casey Adams
         --------------------------- ------------------------------------------
         Treasurer                   Neil Raiff
         --------------------------- ------------------------------------------

3.       CONTRIBUTIONS OF MEMBERS.  (Sections 4.3.1.1, 4.3.2 and 5.2)

         The contributions of each Member shall be as follows:

         --------------------------- ------------------------------------------
         MEMBER                      DESCRIPTION OF CONTRIBUTIONS
         --------------------------- ------------------------------------------
         ANNIE'S                     HOMEGROWN, INC. All
                                     goodwill and intangible
                                     assets related to the
                                     Company's business,
                                     including relationships
                                     with vendors, customers,
                                     both potential and current,
                                     all working capital and
                                     financing structures to
                                     fund the Company's
                                     business.
         --------------------------- ------------------------------------------
         CERES ORGANIC HARVEST, INC. Certified organic semolina flour, durum patent flour, durum wheat, other pasta
                                     wheat-based flours and products, and other
                                     pasta related products; including any
                                     purchase order or pending transaction, any
                                     accounts receivable, any accounts payable,
                                     and any inventory purchased that relates to
                                     the Company's business; all goodwill and
                                     intangible assets related to the Company's
                                     business, including relationships with
                                     potential and current vendors and
                                     customers.
         --------------------------- ------------------------------------------

4.       ALLOCATION OF NET PROFITS AND NET LOSSES (Section 5.4)
         Subject to the provisions of Section 5.4, the Net Profits and Net Losses of the Company for each fiscal year will be allocated as follows:

         --------------------------- ------------------------------------------
         MEMBER                      ALLOCATION
         --------------------------- ------------------------------------------
         Annie's Homegrown, Inc.     50%
         --------------------------- ------------------------------------------
         Ceres Organic Harvest, Inc. 50%
         --------------------------- ------------------------------------------

                                    EXHIBIT B

                    OPENING BALANCE SHEET (Section 2.15.1.3)

                                    EXHIBIT C

               REVOLVING LINE OF CREDIT AGREEMENT (Section 2.15.4)

                                    EXHIBIT D

                     REVOLVING DEMAND NOTE (Section 2.15.4)

                                    EXHIBIT E

                       SECURITY AGREEMENT (Section 2.15.4)

                                    EXHIBIT F

          AMENDMENT, ASSIGNMENT AND ASSUMPTION AGREEMENT (Section 4.3)

                                    EXHIBIT G

                         SUPPLY AGREEMENT (Section 4.4)

                                TABLE OF CONTENTS



ARTICLE I                  FORMATION OF THE COMPANY............................1


     SECTION 1.1.          Formation...........................................1

     SECTION 1.2.          Name................................................1

     SECTION 1.3.          Registered Office and Agent for Service of Process..1

     SECTION 1.4.          Purpose and Character of Business...................2

     SECTION 1.5.          Powers..............................................2

     SECTION 1.6.          Duration............................................2

     SECTION 1.7.          Filings, Reports and Formalities....................2



ARTICLE II                 MEMBERS.............................................2


     SECTION 2.1.          Representations by the Members......................2

     SECTION 2.2.          New Members.........................................3

     SECTION 2.3.          Restrictions on Transfer............................3

     SECTION 2.4.          Rights of Creditor Against a Member.................3

     SECTION 2.5.          Annual Meetings.....................................3

     SECTION 2.6.          Special Meetings....................................3

     SECTION 2.7.          Place of Meetings...................................3

     SECTION 2.8.          Notice of Members' Meetings.........................4

     SECTION 2.9.          Waiver of Notice....................................4

     SECTION 2.10.         Voting Record.......................................5

     SECTION 2.11.         Quorum of Members - Vote Required...................5

     SECTION 2.12.         Voting of Memberships by Certain Members............5

     SECTION 2.13.         Informal Action by Members..........................6

     SECTION 2.14.         Voting by Ballot....................................6

     SECTION 2.15.         Responsibilities of Members.........................7



ARTICLE III                MANAGEMENT OF THE COMPANY...........................8


     SECTION 3.1.          Managers............................................8

     SECTION 3.2.          Board of Directors..................................8

     SECTION 3.3.          Election of Officers................................8

     SECTION 3.4.          Duties of the Managers and Officers................10

     SECTION 3.5.          Resignation of Managers and Officers...............10

     SECTION 3.6.          Removal of Managers and Officers...................10

     SECTION 3.7.          Committees.........................................10

     SECTION 3.8.          Compensation of Managers and Officers..............10

     SECTION 3.9.          Management of the Company..........................10



ARTICLE IV                 CONTRACTING DEBT AND COMPANY PROPERTY..............11


     SECTION 4.1.          Contracting Debt...................................11

     SECTION 4.2.          Company Property...................................11

     SECTION 4.3.          The Assumption of Ceres' Supply Business...........11

     SECTION 4.4.          Supply Agreement Amended, Assigned and Assumed.....13

     SECTION 4.5.          Business Transactions with Members.................13

     SECTION 4.6.          Annie's Option to Purchase the Company.............13



ARTICLE V                  FISCAL MATTERS.....................................13

     SECTION 5.1.          Fiscal Year........................................13

     SECTION 5.2.          Form of Contribution...............................14

     SECTION 5.3.          Liability for Contributions........................14

     SECTION 5.4.          Allocation of Net Profits and Net Losses...........14

     SECTION 5.5.          Distributions......................................14

     SECTION 5.6.          Accounting Decisions, Tax Elections and Required
                             Regulatory Allocations...........................14

     SECTION 5.7.          Curative Allocations...............................17

     SECTION 5.8.          Tax Allocations and Book Allocations...............17

     SECTION 5.9.          General Allocation and Distribution Rules..........17

     SECTION 5.10.         Tax Withholding....................................18

     SECTION 5.11.         Distributions to Cover Members' Tax Liability......18

     SECTION 5.12.         Tax Elections and Depreciation.....................19

     SECTION 5.13.         Tax Matters Partner................................19



ARTICLE VI                 LIABILITY AND INDEMNIFICATION......................20


     SECTION 6.1.          Liability of Members and Managers..................20

     SECTION 6.2.          Indemnification of Managers, Employees or Agents...20



ARTICLE VII                RECORDS............................................23


     SECTION 7.1.          Records............................................23



ARTICLE VIII               INFORMATION AND ACCOUNTING.........................24


     SECTION 8.1.          Information and Accounting.........................24



ARTICLE IX                 POWERS OF THE COMPANY..............................24


     SECTION 9.1.          Powers.............................................24



ARTICLE X                  DISSOLUTION........................................25


     SECTION 10.1.         Dissolution........................................26

     SECTION 10.2.         Execution by Judicial Act..........................26

     SECTION 10.3.         Liquidation and Distribution of Assets.............26

     SECTION 10.4.         Non-Competition following Dissolution..............27



ARTICLE XI                 MISCELLANEOUS......................................27


     SECTION 11.1.         Governing Law......................................27

     SECTION 11.2.         Negotiation, Mediation and Arbitration.............27

     SECTION 11.3.         Multiple Counterparts..............................27

     SECTION 11.4.         Entire Agreement...................................27

     SECTION 11.5.         Severability.......................................28

     SECTION 11.6.         Gender; Word Usage.................................28



ARTICLE XII                DEFINITIONS AND APPLICATION........................28


     SECTION 12.1.         Definitions........................................28


EXHIBIT A                  MANAGEMENT, CONTRIBUTIONS AND ALLOCATIONS.........A-1

EXHIBIT B                  OPENING BALANCE SHEET.............................B-1

EXHIBIT C                  REVOLVING LINE OF CREDIT AGREEMENT ...............C-1

EXHIBIT D                  REVOLVING DEMAND NOTE.............................D-1

EXHIBIT E                  SECURITY AGREEMENT................................E-1

EXHIBIT F                  AMENDMENT, ASSIGNMENT AND ASSUMPTION AGREEMENT....F-1

EXHIBIT G                  SUPPLY AGREEMENT..................................G-1


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